UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

Genelux Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41599	77-0583529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 Townsgate Road, Suite 230 Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 267-9889

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GNLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 27, 2023, Genelux Corporation (the “Company”) made available the slide presentation attached hereto as Exhibit 99.1 (the “Corporate Presentation”). Information from the Corporate Presentation may also be used by the management of the Company in future meetings regarding the Company. For important information about forward-looking statements in the Corporate Presentation, see the slide titled “Forward-Looking Statements” in Exhibit 99.1 attached hereto.

The information contained or incorporated in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 8.01	Other Events.

As noted in Item 7.01, on June 27, 2023, the Company made available the Corporate Presentation.

In the Corporate Presentation, the Company announced that:

●	Enrollment for the Company’s Phase 3 registration clinical trial for its lead product candidate, Olvi-Vec, in platinum-resistant/refractory ovarian cancer is expected to be completed as early as mid-2024, with 11-month follow-up;

●	Initial interim data for the Company’s Phase 2 clinical trial for Olvi-Vec in recurrent non-small-cell lung cancer in the United States is expected as early as mid-2024; and

●	The Company currently expects its cash operating runway to extend into the first quarter of 2026.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are subject to the “safe harbor” created by those sections. These forward-looking statements consist of statements regarding: (i) the Company’s expectations regarding the timing and interim data for its Phase 2 and Phase 3 clinical trials for Olvi-Vec and (ii) the Company’s expectations regarding its cash operating runway. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, without limitation: the accuracy of the Company’s assumptions and expectations underlying its projections regarding its cash operating runway; uncertainty regarding geopolitical and macroeconomic events and any resulting delays in clinical trials; risks associated with the discovery, development and regulation of Olvi-Vec; the risk that the Company or its partners may cease or delay preclinical or clinical development activities for any existing or future product candidates for a variety of reasons (including difficulties or delays in patient enrollment in planned clinical trials); the possibility that existing collaborations could be terminated early; subsequent study or trial results and findings may contradict earlier study or trial results and findings; and the risks set forth under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements are applicable only as of the date on which they are made, and the Company does not assume any obligation to update any forward-looking statements, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Slide presentation, dated June 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genelux Corporation

Date: June 27, 2023	By:	/s/ Thomas Zindrick, J.D.
Thomas Zindrick, J.D.
President and Chief Executive Officer